The Sentinel Funds

Class A, Class C, Class I, Class R3, Class R6 and Class S

Supplement dated July 28, 2017

to the Summary Prospectus and Prospectus

dated March 30, 2017, as supplemented to date

Reinvestment of Uncashed Checks

Effective August 28, 2017, redemption, dividend and other distribution checks that remain uncashed and outstanding for 90 days will be reinvested into the shareholder’s account. No interest will accrue on amounts represented by uncashed redemption and distribution checks.

Please contact the Funds at 1-800-282-3863 for more information.

Important Note: Sentinel Asset Management, Inc., the Fund’s investment advisor (“Sentinel”), has signed an agreement with Touchstone Investments to sell certain assets relating to Sentinel’s mutual fund investment advisory business. The reorganization is subject to approval of Sentinel Funds’ shareholders at a meeting expected to be held on August 23, 2017. If approved, the Sentinel Fund mergers are expected to take place at the close of business on October 13, 2017. Please see the Sentinel Funds Prospectus, including the supplements dated April 20, 2017 and April 26, 2017, for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE